SECURITIES SETTLEMENT AGREEMENT

THIS AGREEMENT ("Agreement") is by and between EWLL Acquisition Partners, LLC ("Claimant") and eWellness Healthcare Corporation, a Nevada corporation (the "Company" or "Debtor" and, with Claimant, the "Parties") and is entered into as of the effective date below, all with reference to the following facts, which the Parties agree are true and correct.

RECITALS

Claimant acquired, on or about this date, certain debt rights, noted below, along with the conversion rights of a prior "assignor" as to the Company;

Claimant is, therefore, a creditor of the Company entitled to payment and conversion of such debt securities into common stock, as referenced in agreement(s) and document(s), including between the parties hereto, such as listed below;

Debtor seeks to avoid dispute, retire debt from its books and records, and make an effort to improve its financial picture for potential acquisition and future fundings by eliminating or limiting the extent of debt the Debtor faces, and honor such conversion and related rights acquired by the Claimant;

Therefore, the Parties agree to settle, and the purpose of this Agreement is to reflect such settlement:

Now therefore, the parties hereto hereby represent, warrant and covenant with and to each other and confirm all of the above and following to professionals, and the transfer agent of the Company and others to whom it may concern, as follows:

1. **Obligations Owing.** The above Recitals are incorporated herein by reference. Reference is made to $125,000 owed by Debtor and acquired by Claimant owed under the terms of that Senior Convertible Promissory Note debt securities identified on the signature page hereof (the "Debt" or the "Note"). As to the Debt, any past or current dispute, potential defenses and disputed considerations are waived by the Company, and the Debt obligation referenced in the Assignment and Assumption Agreement is hereby confirmed as owed. The Company ratifies and confirms the validity of the Assignment and Assumption Agreement by and between the Claimant acting as an investor and the prior assignor and this includes the common stock and conversion rights of the assignor surrendered to the Claimant, which rights are aged in excess of 6 months.

   The terms of the Note, including in its recitals and Articles I, II, III and IV, shall apply to this Agreement, except as expressly modified herein. To the extent of any inconsistencies, the terms of this Agreement shall govern.

2. **Exchange.** Claimant and the Company hereby agree to confirm the exchange of the Note for securities of the Company as follows: this securities agreement of the Company to repay an amount equal to the principal amount of the Note ("Principal") with interest at a rates set below per annum ("Interest") by the "Maturity Date" (below) with conversion

rights to the Claimant so that, at the election of the Claimant, it may convert the Principal in whole or part from time to time into shares of common stock in the Company (the "Shares"). This obligation of the Company is in the nature of a debenture but in lieu of issuing a debenture of the Company shall honor the exchange, payment obligation and conversion rights per this Agreement. Thus, concurrently with the execution of this Agreement, Claimant surrenders hereby the Debt and its interest in the Debt strictly for the payment, conversion, Shares and related rights under this Agreement. (Claimant will endeavor to use best efforts, for non-material file recording, to deliver to the Company any promissory notes, commercial paper, or other evidences of the Debt but such ministerial obligation shall not be a condition to the conversion, Shares, and enforcement rights of this Agreement by Claimant.) With reference to Rule 144 promulgated under the Securities Act of 1933, as amended, the exchange hereby is made without any additional consideration applicable.

3. **Maturity Date.** The Maturity Date is May 14, 2017.

4. **Conversion Lock-Up.** So long as the share price does not exceed .15/share, Holder agrees to not convert this Note into shares of the Company for at least 90 days following the date of this Agreement. If the price exceeds $0.15/share for 3 consecutive trading days, Holder shall have the right to convert into common stock of the Borrower at the Conversion Price defined in section 6 of this Agreement.

5. **Prepayment.** The Company shall not have the right under any circumstances to prepay the Note to Holder.

6. **Payment and Conversion Rights.** The Company promises to pay to Claimant the Principal and Interest on the Maturity Date, or sooner if required hereby, unless to the extent of any completed conversion of Principal and/or Interest as stated herein.

   "Event of Default," wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

   (i) Any default in the payment of the principal of, interest (including any Late Fees) on, or liquidated damages in respect to this Agreement, free of any claim of subordination, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise); and/or

   (ii) The Company or any of its subsidiaries or affiliates shall commence, or there shall be commenced against any of them, a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization,

arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any subsidiary thereof or there is commenced against the Company or any subsidiary thereof any such bankruptcy, insolvency or other proceeding; or the Company or any subsidiary thereof is adjudicated insolvent or bankrupt; or any order for relief or other order approving any such case or proceeding is entered; or the Company or any subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 5 Business Days; or the Company or any subsidiary thereof makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any subsidiary thereof shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of any debt of the Company or any subsidiary thereof shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing or any corporate or other action is taken by the Company or any subsidiary thereof for the purpose of effecting any of the foregoing or adverse to this Agreement; and/or

(iii) The Company shall fail to timely file all reports required to be filed by it with the SEC pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise required by the Exchange Act or as required to be deemed a current public company as to disclosure including on any exchange or over the counter trading medium and/or the Company is in, or accused of, being in violation of any law or regulation by written demand, court proceeding or similarly; and/or

(iv) The material breach of any promise or representation in this Agreement and/or related representation or agreement made by the Company and/or any of its officers, which shall include, without limitation, the failure to deliver shares of common stock due Claimant on a conversion within 3 Business Days from the date of conversion or sooner, which delivery must be otherwise made per reasonable specifications to the Claimant (e.g. to a brokerage firm account).

If the Company fails to perform hereunder by delivering Shares or paying Principal and/or Interest within 3 Business Days of said being due, then for the first up to 30 calendar days from the due date of said performance, the Company shall also owe, payable immediately, an amount equal to $1000 per day as a reasonable “Late Fee” in addition to any other damages and reasonable attorney fees and costs payable, to cover, on a non-accountable basis, the time, expense, efforts and/or distress of the Claimant having to focus its management, advisors, and counselors on the matter of the Company failing to honor its written obligations, and said figure is deemed a reasonable liquidated

damages provision and is not an election of remedies and is non-exclusive so the Claimant can add and pursue all rights otherwise.

If any Event of Default occurs and is continuing, the full Principal amount of this Agreement, together with Principal, Interest and Late Fees and other amounts owing in respect thereof, shall become immediately due and payable in cash except the Claimant may elect any part thereof to be paid in Shares as part of any conversion hereunder in which case such Shares shall be due (except that the total amount of shares that Claimant may hold at any time may not exceed 10% of the number of shares last reported as being outstanding in the most recent Company filings with the SEC.)

The Claimant need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Claimant may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Claimant only in writing at any time prior to payment hereunder and the Claimant shall have all rights and elections it is entitled to hereunder and/or under law. Unless otherwise noted expressly herein in writing, no grace period applies.

Any time until both the Principal and Interest is paid in full and all conversions have been honored by the Company and this Agreement is no longer outstanding, this Agreement, including Interest and Principal, Late Fees, Default Interest and any other amounts owing under this Settlement Agreement, shall be convertible into shares of Common Stock of the Debtor at the per share Conversion Price stated below.

Calculation of Conversion Price. The "Conversion Price" shall be the lower of (a) 75% multiplied by the lowest per share purchase price, conversion price or exercise price, as applicable, of the securities that the Debtor issued in any future financing transaction of the Debtor of any kind; (b) $0.004; or (c) 75% multiplied by the lowest sales price of the Common Stock in a public market during the ten (10) consecutive Trading Day period immediately preceding the Trading Day that the Company receives a Notice of Conversion; and provided, further, however, and notwithstanding the above calculation of the Conversion Price, if the closing bid price of the Common Stock is less than the Conversion Price on the date following the Conversion Date (the "Free Trading Share Receipt Date") on which the Holder actually receives from the Company or its transfer agent Conversion Shares issuable pursuant to this Section which are immediately upon receipt unrestricted and freely tradable by the Holder either by way of (A) registration under the 1933 Act or (B) pursuant to Rule 144 under the 1933 Act (or a successor rule) ("Rule 144"), Rule 144A under the 1933 Act (or a successor rule) ("Rule 144A") or Regulation S under the 1933 Act (or a successor rule) ("Regulation S"), then the Conversion Price shall be deemed to have been retroactively adjusted, as of the Conversion Date, to a price equal to 75% multiplied by the closing bid price of the

Common Stock on the Free Trading Shares Receipt Date (the "Free Trading Shares Receipt Date Conversion Price"), and the Company shall, on the Trading Day following the Free Trading Share Receipt Date, issue to the Holder additional shares of unrestricted, freely tradable Common Stock equal to the difference between (Y) the number of Conversion Shares receivable upon conversion of the applicable Conversion Amount at the Conversion Price and (Z) the number of Conversion Shares receivable upon conversion of the applicable Conversion Amount at the Free Trading Shares Receipt Date Conversion Price; and provided, further, however, and notwithstanding the above calculation of the Conversion Price, if, prior to the repayment or conversion of this Note, in the event the Debtor consummates a registered or unregistered primary offering of its securities for capital raising purposes (a "Primary Offering"), the Holder shall have the right, in its discretion, to (x) demand repayment in full of an amount equal to any outstanding Principal Amount and interest (including Default Interest) under this Note as of the closing date of the Primary Offering or (y) convert any outstanding Principal Amount and interest (including any Default Interest) under this Note into Common Stock at the closing of such primary Offering at a Conversion Price equal to the Fixed Conversion Price. The Debtor shall provide the Holder no less than ten (10) business days' notice of the anticipated closing of a Primary Offering and an opportunity to exercise its conversion rights in connection therewith.

Notwithstanding anything contained above to the contrary, in the event the Debtor (i) makes a public announcement that it intends to be acquired by, consolidate or merge with any other corporation or entity (other than a merger in which the Debtor is the surviving or continuing corporation and its capital stock is unchanged) or sell or transfer all or substantially all of the assets of the Debtor or (ii) any person, group or entity (including the Debtor) publicly announces a tender offer to purchase 50% or more of the Common Stock (or any other takeover scheme) (any such transaction referred to in clause (i) or (ii) being referred to herein as a "Change in Control" and the date of the announcement referred to in clause (i) or (ii) is being referred to herein as the "Announcement Date"), then the Conversion Price shall, effective upon the Announcement Date and continuing through the Adjusted Conversion price Termination Date (as defined below), be equal to the lower of (x) the Fixed Conversion Price and (y) a 25% discount to the Acquisition Price (as defined below). From and after the Adjusted Conversion Price Termination Date, the Conversion Price shall be determined as set forth in Section 1.2(a). For purposes hereof, "Adjusted Conversion Price Termination Date" shall mean, with respect to any proposed Change in Control for which a public announcement as contemplated by this Section 1.2(b) has been made, the date upon which the Debtor (in the case of clause (i) above) or the person, group or entity (in the case of clause (ii) above) consummates or publicly announces the termination or abandonment of the proposed Change in Control which caused this Section 1.2(b) to become operative. For purposes hereof, "Acquisition Price" shall mean a price per share of Common Stock derived by dividing (x) the total consideration (in cash, equity, earn-out or similar payments or otherwise) paid or to be paid to the Debtor or its shareholders in the Change in Control transaction by (y) the

number of authorized shares of Common Stock outstanding as of the business day prior to the Announcement Date.

The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely a sufficient number of its shares for the purpose of issuance upon conversion of this Agreement.

Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile, (iii) the first Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

Notwithstanding anything to the contrary herein contained, the Claimant may not convert this Agreement to the extent such conversion would result in the Claimant, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules promulgated thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock, including shares issuable upon such conversion and held by the Claimant after application of this section.

Herein meanings are, unless otherwise defined herein:

"Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

"Common Stock" means the common stock of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

"Person" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Except as expressly provided herein, no provision of this Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, interest and liquidated damages (if any) on, this Agreement at the time, place, and rate, and in the coin or currency, herein prescribed. This Agreement is a direct debt obligation of the company. This Agreement ranks pari passu on most favored terms to the benefit of the Claimant with all other Agreements now or hereafter issued under the

terms set forth herein but shall be treated superior to all other obligations of the company. As long as this Agreement is outstanding, the Company shall not and shall cause its subsidiaries not to, without the consent of the Company, (a) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Claimant; (repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock or other equity securities; or © enter into any agreement with respect to any of the foregoing.

If this Agreement shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver another original of this Agreement.

So long as any portion of this Agreement is outstanding, the Company will not and will not permit any of its subsidiaries to, directly or indirectly, enter into, create, incur, assume or suffer to exist any new indebtedness of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom that is senior in any respect to the Company's obligations under the Agreements without the prior consent of the Claimant. All consents of the Claimant in this Agreement shall be in the sole and absolute discretion of the Claimant.

If it shall be found by a court of competent jurisdiction that any interest or other amount deemed interest due or aggregated hereunder violates applicable laws governing usury, the amount shall automatically be lowered to equal the maximum permitted under law.

The Company covenants (to the extent it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension of usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of, or interest on, the Agreements as contemplated herein, or otherwise not honor this Agreement, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantages of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Claimant, but will suffer and permit the execution of such powers as though no such law has been enacted.

Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

In the event Claimant shall refer this Agreement to an attorney for collection in the event of a default, the Company agrees to pay all the reasonable costs and expenses incurred in attempting or effecting collection hereunder or enforcement of the terms of this Agreement, including reasonable attorney's fees, whether or not suit is instituted.

7. **Representations and Warranties of the Company – Incorporation of Securities Purchase Agreement.** In connection with the original issuance of the Note, the Company entered into a Securities Purchase Agreement dated December 7, 2015 with the original lender. It is the intention of the Parties that the Company is obligated to the Claimant and the Claimant is entitled to the benefit of such Securities Purchase Agreement. Accordingly, except as expressly stated herein, the terms and conditions of that Securities Purchase Agreement are incorporated herein by this reference, including, without limitation, to the terms set forth in sections 3, 4 and 5 and Exhibit A.

8. **Pro-Rata Participation Rights**. Holder shall have a pre-emptive right to maintain its proportionate interest in the Company's share capital by way of subscription for the necessary percentage of any new issue of shares in the Company.

9. **Claimant status**. Claimant represents and the Company confirms such representation, as follows:

a. Claimant believes it is not an affiliate, now or by way of this Agreement and relies upon the Company's knowledge of the members of the Board, officers and shareholders, etc. In such regard (Company represents to Claimant that it has concluded and Claimant may rely upon same, that Claimant is not and will not be, by way of this Agreement, an affiliate of the Company.) and

b. Claimant is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the Securities Act of 1933, as amended, the "Act" by reason of Rule 501 and (ii) able, by reason of the business and financial experience of its officers (if any entity) and professional advisors, as a sophisticated investor.

10. **Other Concerns.** Claimant has no responsibility for action or inaction by the Debtor nor faced or faces or will face responsibility for determinations of Management of the Company. The parties also recognize and acknowledge that as a result of this Agreement, the parties have entered into a confidential relationship as to this document, except to the requirements of law to the contrary, and they have negotiated and entered into this Agreement in good faith and without any duress. Company has, notwithstanding anything, obtained counsel of its own choosing on the legality of the subject including the issuance of the Shares hereby without legend or restriction. The Company indemnifies and holds harmless Claimant and its affiliates, including the counselors and advisors of Claimant, or any breach of any provision or representation by Company herein.

11. **Miscellaneous.**

a. Gender. Wherever the context shall require, all words herein in the masculine gender shall be deemed to include the feminine or neuter gender, all singular words shall include the plural, and all plural shall include the singular.

b. Severability. If a court of competent jurisdiction hereof deems any provision unenforceable, the remainder of this Agreement, and the application of such provision in other circumstances shall not be affected thereby.

c. Further Cooperation. From and after the date of this Agreement, Assignor agrees to execute whatever additional documentation or instruments as are necessary to carry out the intent and purposes of this Agreement or to comply with any law. However, this shall not require any additional documents or acts by Claimant for Claimant to obtain and dispose of the subject shares.

d. Waiver. No waiver of any provision of this Agreement shall be valid unless in writing and signed by the waiving party. The failure to any party at any time to insist upon strict performance of any condition, promise, agreement or understanding set forth herein, shall not be construed as a waiver or relinquishment of any other condition, promise, agreement or understanding set forth herein or of the right to insist upon strict performance of such waived condition, promise, agreement or understanding at any other time.

e. Expenses. Except as otherwise provided herein, each party hereto shall bear all expenses incurred by each such party in connection with this Agreement and in the consummation of the transactions contemplated hereby and in preparation thereof.

f. Amendment. This Agreement may only be amended or modified at any time, and from time to time, in writing, executed by the parties hereto.

g. Notices. Any notice, communication, request, reply or advice (hereinafter severally and collectively called "Notice") in this Agreement provided or permitted to be given, shall be made or be served by delivering same by overnight mail or by delivering the same by a hand-delivery service, such Notice shall be deemed given when so delivered or sooner as stated within this Agreement. For all purposes of Notice, the addresses of the parties shall be the last known address of the party. Assignor agree to cooperate in respect of this Agreement, including reviewing and executing any document necessary for the performance of this Agreement, to comply with law or as reasonably requested by any party hereto, or legal counsel to any party hereto.

h. Headings. The paragraph headings of this Agreement are for convenience of reference only and do not form a part of the terms and conditions of this Agreement or give full notice thereof.

i. Severability. Any provision hereof that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

j. Entire Agreement. This Agreement contains the entire understanding between the parties, no other representations, warranties or covenants having induced either party to execute this Agreement, and supersedes all prior or contemporaneous agreements with respect to the subject matter hereof. This Agreement may not be amended or modified in any manner except by a written agreement duly executed by the party to be charged and any attempted amendment or modification to the contrary shall be null and void and of no force or effect.

k. Joint Drafting. The parties agree that this Agreement hereto shall be deemed to have been drafted jointly by all parties hereto, and no construction shall be made other than with the presumption of such joint drafting.

l. Counterparts. This Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and which together shall constitute one and the same instrument. In lieu of the original documents, a facsimile transmission or copy of the original documents shall also be as effective and enforceable as the original.

m. Assignment. This Agreement is not assignable without the written consent of the parties except Claimant has the right to assign the obligations and Shares owed to it hereunder as it may determine.

n. Parties in Interest and Affiliates. Provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties, their heirs, executors, administrators, other permitted successors and assigns, if any. Nothing contained in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns. For this Agreement affiliated or affiliate, either word being capitalized or not herein, shall mean controlling, controlled by or under direct or indirect common control with such person and includes shareholders, officers, directors, advisors, employees, attorneys, accountants, auditors, subsidiaries, parent companies, related companies and founders, to broadly defined, to be interpreted to protect the Claimant, beyond just persons and firms customarily considered affiliated under the Federal securities laws and regulations.

o. Applicable Law and Venue. The laws of the State of New York, without reference to the conflict of laws principles, shall govern this Agreement and the sole venue for any suit relating hereto shall be in a court in New York County, New York. The parties agree and acknowledge that each has reviewed this Agreement and the normal rule of construction that agreements are to be construed against the drafting party shall not apply in respect of this Agreement given the parties have mutually negotiated and drafted this Agreement. The Company irrevocably submits to the exclusive jurisdiction stated herein and the parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by

suit on the judgment or in any other manner provided by law. The parties hereto further waive any objection to venue in the said place.

THE DEBTOR IRREVOCABLY WAIVES THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING AND FURTHER AGREES THAT SERVICE OF PROCESS UPON THE PARTY MAILED BY FIRST CLAISS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDINGS. NOTHING HEREIN SHALL AFFECT EITHER PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

The Company waives personal service of any summons, complaint or other process in connection with any such action or proceeding and agrees that service thereof may be made, as the Claimant may elect, by mail directed to the Claimant at the last known principal business location or mailing address or, in the alternative, in any other form or manner permitted by law, on a non-exclusive basis, as determined by the Claimant.

The obligations to Claimant under this Agreement cannot be set off against any real or alleged claim against the Claimant.

p. Independent Legal Counsel. The parties hereto agree that (i) each has retained independent legal counsel in connection with the preparation of this Agreement, (ii) each has been advised of the importance of retaining legal counsel, and (iii) by the execution of this Agreement, each has retained or waived retaining counsel except as otherwise stated above.

q. Rights and Remedies. The Company agrees that all of the rights and remedies of the Claimant, whether established hereby or by any other agreements, instruments or documents or by law, shall be cumulative and may be exercised singly or concurrently. Claimant further waives the right to any notice and hearing prior to execution, levy, attachment or other type of enforcement of any judgment obtained hereunder. Company shall reflect the obligation of this Agreement in all financial statements and disclosures.

Effective Date: November 8, 2016
Amount of Debt: $125,000
Description of Debt: $275,000 Senior Convertible Promissory Note dated December 7, 2015
Payable as follows: In full at Maturity Date, May 14, 2017

Name of the Trading Company: eWellness Healthcare Corporation (ticker: EWLL)

State of Incorporation: Nevada
Address of Company: 11825 Major Street, Culver City, CA 90230

Name of Claimant: EWLL Acquisition Partners, LLC
Claimant's Address: 53 Calle Palmeras, San Juan, Puerto Rico 00901

Each of the parties hereto has caused this Agreement to be executed as of Effective Date.

Debtor: eWellness Healthcare Corporation

____

Darwin Fogt
Its: President & CEO

Debt Holder: EWLL Acquisition Partners, LLC

____

Justin Schreiber
Its: Managing Member